Exhibit 99.1

 Gladstone Capital Reports Third Quarter Financial Results for June 30, 2003

    Net Increase in Stockholders' Equity Resulting From Operations in the

      Third Quarter Was $0.23 Per Diluted Common Share, a 4.6% Increase

       From the Prior Year's Quarter of $0.22 Per Diluted Common Share;

    Net Investment Income Increased From $2,224,574 or $0.22 to $3,115,736

              Or $0.30 Per Diluted Common Share, a 40% Increase



    MCLEAN, Va., Aug. 14 /PRNewswire-FirstCall/ -- Gladstone Capital Corp.

(Nasdaq: GLAD) announced today that its Net Increase in Stockholders' Equity

Resulting from Operations for the third quarter ended June 30, 2003 was

$2,370,899 or $0.23 per diluted common share for the quarter as compared to

$2,224,574 or $0.22 per diluted common share for the quarter ended June 30,

2002, an increase of $146,325 or 4.6%.  As stated above, the Net Investment

Income for the quarter ended June 30, 2003, increased from $2,224,574 or $0.22 to $3,115,736 or $0.30 per diluted common share, a 40% increase from the prior year's quarter. Total assets were $199,857,436 at the end of June 2003 and

$172,922,039 at the end of September 2002.

    Net Increase in Stockholders' Equity Resulting from Operations for the nine months ended June 30, 2003 was $8,445,069 or $0.83 per diluted common share as compared to $4,830,036 or $0.47 per diluted common share for the previous nine months ended June 30, 2002.  This was an increase of $3,615,033 or 74.8%. Net Investment Income for the nine months ended June 30, 2003 was

$8,447,482 or $0.83 per diluted common share as compared to $4,830,036 or

$0.47 per diluted common share for the previous nine months ended June 30,

2002.  This was an increase of $3,617,446 or 74.9%.

    Information about investments is on our web site,

www.GladstoneCapital.com.

    The attached financial statements are without footnotes so readers should obtain our Form 10-Q for the period ended June 30, 2003 and review the notes as well.  We have filed this Form 10-Q with the Securities and Exchange

Commission ('SEC') which can be retrieved at the SEC website at www.SEC.gov or from Gladstone Capitals web site at www.GladstoneCapital.com.  A paper copy can be obtained by writing to us at 1616 Anderson Road, McLean, VA 22102.

    For further information please contact Skye Breeden or Harry Brill at

703-286-7000.  The company will have a conference call at 10:30am EDT, August

15, 2003.  Please call 1-800-513-1181 and use the ID code 234811 and you will be placed on hold until the conference starts.  An operator will monitor the call and set a queue for the questions.  The replay number will be available for approximately 30 days.  The replay number is 1-800-615-3210 and use ID code 234811.

    This press release may include statements that may constitute "forward-

looking statements" within the meaning of Section 27A of the Securities Act of

1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as

amended, including statements with regard to the future performance of the

Company.  Words such as "believes," "expects," "projects" and "future" or similar expressions are intended to identify forward-looking statements.

These forward-looking statements inherently involve certain risks and uncertainties, although they are based on the Company's current plans that are believed to be reasonable as of the date of this press release.  Factors that may cause the Company's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-

looking statements include, among others, those factors listed under the caption "Risk factors" of the Company's Form 10-K for the Fiscal Year Ended

September 30, 2002, as filed with the Securities and Exchange Commission on

December 11, 2002.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information,

future events or otherwise.





                        GLADSTONE CAPITAL CORPORATION



                         CONSOLIDATED BALANCE SHEETS



                                                  June 30,       September 30,

                                                    2003              2002

                                                (Unaudited)

    ASSETS

     Investments at fair value

      (Cost 6/30/2003: $104,977,557;

       9/30/2002: $79,718,354)                  $104,975,144       $79,718,354

     Cash and cash equivalents                    27,066,673        51,930,529

     Cash and cash equivalents pledged

      as collateral                               65,006,677        39,998,799

     Interest receivable - investments

      in debt securities                           1,088,168           685,274

     Interest receivable - cash and

      cash equivalents                                   -               4,389

     Interest receivable - officers                  109,736           109,874

     Prepaid assets                                1,432,593           357,955

     Other assets                                    178,445           116,865



    TOTAL ASSETS                                $199,857,436      $172,922,039



    LIABILITIES AND STOCKHOLDERS' EQUITY



    LIABILITIES

     Accounts payable                               $330,269              $-

     Dividends payable                             2,920,835         2,115,087

     Accrued expenses and deferred

      liabilities                                  1,547,310           944,960

     Repurchase agreement                         63,706,000        39,198,719



      Total Liabilities                          $68,504,414       $42,258,766



    STOCKHOLDERS' EQUITY

    Common stock, $0.001 par value,

     50,000,000 shares authorized and

     10,071,844 shares issued and

     outstanding                                     $10,072           $10,072

    Capital in excess of par value               140,266,684       140,266,684

    Notes receivable - officers                  (8,983,796)       (8,983,796)

    Net unrealized depreciation on

     investments                                     (2,413)              -

    Undistributed/(overdistributed) net

     investment income                               62,475          (629,687)



      Total Stockholders' Equity               $131,353,022       $130,663,273



    TOTAL LIABILITIES AND

     STOCKHOLDERS' EQUITY                      $199,857,436       $172,922,039





                        GLADSTONE CAPITAL CORPORATION



                           SCHEDULE OF INVESTMENTS

                             AS OF JUNE 30, 2003

                                 (UNAUDITED)





    COMPANY (1)   INDUSTRY      INVESTMENT       COST             FAIR VALUE



    America's     Water heater  Senior

    Water Heater  rentals       Term Debt

    Rentals,      and           (2)(4)

    LLC           servicing                   $12,000,000        $12,015,000





    ARI Holdings, Manufacturing  Junior

    Inc.          auto           Subordinated

                  parts          Term Debt (3)  8,565,416          8,565,416



    Coyne         Industrial     Senior

    International services       Term Debt

    Enterprises                  (2)(3)(4)     20,334,866         20,233,192

    Corp.



    Finn          Manufacturing  Senior

    Corporation   landscape      Subordinated

                  equipment      Term Debt (4) 10,500,000         10,479,000

                                 Common

                                 Stock

                                 Warrants

                                 for 2%

                                 Ownership         37,000            431,111



    Fugate &     Imaging         Senior

    Associates,  supplies        Term Debt      2,000,000          2,000,000

    Inc.                         Senior

                                 Term Debt      3,500,000          3,500,000





    Home Care     Medical        Senior

    Supply, Inc.  equipment      Term Debt

                  rental         (2)(4)(5)     18,000,000         18,405,900



    Inca Metal    Material       Senior

    Products      handling       Term Debt

    Corp.         and            (2)(4)

    Kingway       storage

    Acquisition,  products

    Inc.

    Clymer

    Acquisitions,

    Inc.                                        5,850,000          5,191,875



    Kozy Shack    Food           Senior

    Enterprises,  production     Term Debt

    Inc.          and            (2)(4)

                  sales                         2,400,000          2,406,000





    Marcal Paper  Manufacturing  Senior

    Mills, Inc.   paper          Subordinated

                  products       Term Debt

                                 (2)(4)         7,150,000          7,114,250

                                 First

                                 Mortgage

                                 Debt (3)       9,140,275          9,140,275





    Wingstop      Restaurant -   Senior

    Restaurants   fast food      Term Debt

    International,               (4)            2,000,000          1,997,500

    Inc.                         Senior

                                 Term Debt

                                 (4)            3,500,000          3,495,625



                                             $104,977,557       $104,975,144



    (1)  We do not "Control," and are not an "Affiliate" of, any of our

    portfolio companies, each as defined in the Investment

    Company Act of 1940, as amended (the "1940 Act").  In general, under the

    1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned 5% or more of its voting securities.

    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

    (3) Has some paid in kind (PIK) interest.  Refer to Note 2 "Summary of

    Significant Accounting Policies" of Form 10-K for the fiscal year ended

    September 30, 2002.

    (4) Fair value was based on valuation prepared and provided by Standard &

    Poor's Loan Evaluation Services.

    (5) Includes a success fee with a fair value of $473,400.





                        GLADSTONE CAPITAL CORPORATION



                           SCHEDULE OF INVESTMENTS

                           AS OF SEPTEMBER 30, 2002





    COMPANY (1)   INDUSTRY        INVESTMENT       COST          FAIR VALUE





    ARI Holdings, Manufacturing   Junior

    Inc.          auto            Subordinated

                  parts           Term Debt

                                  (3)           $8,250,803        $8,250,803



    Coyne

    International Industrial      Senior Term

    Enterprises   services        Debt

    Corp.                         (2)(3)        16,054,268        16,054,268





    Finn          Manufacturing   Senior

    Corporation   landscape       Subordinated

                  equipment       Term Debt       10,500,000        10,500,000

                                  Common

                                  Stock

                                  Warrants

                                  for 2%

                                  Ownership           37,000            37,000



    Home Care     Medical         Senior Term

    Supply, Inc.  equipment       Debt (2)

                  rental                          18,000,000        18,000,000



    Inca Metal    Material        Senior Term

    Products      handling        Debt (2)

    Corp.         and

                  storage

                  products                         6,000,000         6,000,000



    Kozy Shack    Food            Senior Term

    Enterprises,  production      Debt (2)

    Inc.          and

                  sales                            4,300,000         4,300,000





    Marcal Paper  Manufacturing   Senior

    Mills, Inc.   paper           Subordinated

                  products        Term Debt (2)    7,500,000         7,500,000

                                  First

                                  Mortgage

                                  Debt (3)         9,076,283         9,076,283



                                                 $79,718,354       $79,718,354



    (1)  We do not "Control," and are not an "Affiliate" of, any of our

    portfolio companies, each as defined in the Investment Company Act of

    1940, as amended (the "1940 Act").  In general, under the 1940 Act, we would "Control" a portfolio company if we owned 25% or more of its voting securities and would be an "Affiliate" of a portfolio company if we owned

    5% or more of its voting securities.

    (2) Last Out Tranche of senior debt, meaning if the company is liquidated then the holder of the Last Out Tranche is paid after the senior debt.

    (3) Has some paid in kind (PIK) interest.  Refer to Note 2 "Summary of

    Significant Accounting Policies" of Form 10-K for the fiscal year ended

    September 30, 2002.





                        GLADSTONE CAPITAL CORPORATION



                     CONSOLIDATED STATEMENT OF OPERATIONS

                                 (UNAUDITED)



                                   Three Months  Three Months

                                       Ended         Ended

                                      June 30,      June 30,

                                       2003          2002

    INVESTMENT INCOME

     Interest income - investments   $3,684,284  $1,808,834

     Interest income - cash and

      cash equivalents                   79,073     351,726

     Interest income - notes

      receivable from officers          109,737     108,691

     Managerial assistance fees         125,000     645,898

     Other income                        61,650         -

      Total Investment Income        $4,059,744  $2,915,149



    EXPENSES

     Salaries and benefits             $493,901    $364,253

     Rent                                54,899      36,095

     Professional fees                  101,211     119,322

     Directors fees                      20,290       7,000

     Insurance                           71,883      49,802

     Stockholder related costs           12,227       7,210

     Financing fees                      62,355         -

     General and administrative         127,242     106,893

      Total Expenses                   $944,008    $690,575



    NET INVESTMENT INCOME            $3,115,736  $2,224,574



    Net unrealized appreciation

     on investments                    (744,837)        -



    NET INCREASE IN STOCKHOLDERS'

     EQUITY RESULTING FROM

     OPERATIONS                      $2,370,899  $2,224,574



    NET INCREASE IN STOCKHOLDERS'

     EQUITY RESULTING FROM OPERATIONS

     PER COMMON SHARE

     Basic                                $0.24       $0.22

     Diluted                              $0.23       $0.22



    WEIGHTED AVERAGE SHARES OF

     COMMON STOCK OUTSTANDING

     Basic                           10,071,844  10,071,844

     Diluted                         10,256,790  10,201,052





                        GLADSTONE CAPITAL CORPORATION



                     CONSOLIDATED STATEMENT OF OPERATIONS

                                 (UNAUDITED)



                                   Nine Months   Nine Months

                                      Ended        Ended

                                     June 30,     June 30,

                                      2003         2002

    INVESTMENT INCOME

     Interest income - investments   $9,887,909  $3,735,461

     Interest income - cash and

      cash equivalents                  390,577   1,360,811

     Interest income - notes

      receivable from officers          329,078     323,518

     Managerial assistance fees         483,000   1,286,809

     Other income                        63,906      47,500

      Total Investment Income       $11,154,470  $6,754,099



    EXPENSES

     Salaries and benefits           $1,405,002    $968,595

     Rent                               164,044      83,375

     Professional fees                  302,478     334,804

     Directors fees                      54,647      14,000

     Insurance                          216,724     147,466

     Stockholder related costs          123,659      78,472

     Financing fees                      62,355         -

     General and administrative         378,079     297,351

      Total Expenses                 $2,706,988  $1,924,063



    NET INVESTMENT INCOME            $8,447,482  $4,830,036



    Net unrealized appreciation

     on investments                      (2,413)        -



    NET INCREASE IN STOCKHOLDERS'

     EQUITY RESULTING FROM

     OPERATIONS                      $8,445,069  $4,830,036



    NET INCREASE IN STOCKHOLDERS'

     EQUITY RESULTING FROM OPERATIONS

     PER COMMON SHARE

     Basic                                $0.84       $0.48

     Diluted                              $0.83       $0.47



    WEIGHTED AVERAGE SHARES OF

     COMMON STOCK OUTSTANDING

     Basic                           10,071,844  10,071,844

     Diluted                         10,160,350  10,176,944







                        GLADSTONE CAPITAL CORPORATION



                             FINANCIAL HIGHLIGHTS

                                 (UNAUDITED)



                                                Three Months      Three Months

                                                   Ended             Ended

                                                  June 30,          June 30,

                                                    2003              2002

    Per Share Data (1)

    Net asset value at beginning of period          $13.09            $12.91

    Net investment income                             0.31              0.22

    Net unrealized (loss)/gain on

     investments                                     (0.07)              -

    Distributions from net investment

     income                                          (0.29)            (0.21)

    Net asset value at end of period                $13.04            $12.92





    Per share market value at beginning

     of period                                      $16.18            $17.80

    Per share market value at end of

     period                                          20.48             18.05

    Total return (2)(3)                             28.37%             2.58%

    Shares outstanding at end of period         10,071,844        10,071,844



    Ratios/Supplemental Data

    Net assets at end of period               $131,353,022      $129,991,136

    Average net assets                        $132,823,516      $130,560,626

    Ratio of operating expenses to

     average net assets - annualized                 2.86%             2.12%

    Ratio of net investment income to

     average net assets - annualized                 7.18%             6.82%







                                               Nine Months       Nine Months

                                                  Ended             Ended

                                                 June 30,          June 30,

                                                   2003              2002

    Per Share Data (1)

    Net asset value at beginning of period          $12.97            $13.05

    Net investment income                             0.84              0.48

    Net unrealized (loss)/gain on

     investments                                       -                 -

    Distributions from net investment

     income                                          (0.77)            (0.60)

    Offering costs                                     -               (0.01)

    Effect of anti-dilution                            -               (0.01)

    Net asset value at end of period                $13.04            $12.91





    Per share market value at beginning

     of period                                      $16.88            $16.38

    Per share market value at end of

     period                                          20.48             18.05

    Total return (2)(3)                             25.89%            13.86%

    Shares outstanding at end of period         10,071,844        10,071,844



    Ratios/Supplemental Data

    Net assets at end of period               $131,353,022      $129,991,136

    Average net assets                        $132,170,641      $130,888,323

    Ratio of operating expenses to

     average net assets - annualized                 2.74%             1.96%

    Ratio of net investment income to

     average net assets - annualized                 8.54%             4.92%





    (1) Basic per share data.

    (2) Amounts were not annualized for the results of the three and nine month periods ended June 30, 2003 and June 30, 2002.

    (3) Total return equals the increase of the ending market value over the beginning market value plus distributions divided by the beginning market value.



SOURCE  Gladstone Capital Corp.

    -0-                             08/14/2003

    /CONTACT:  Skye Breeden or Harry Brill of Gladstone Capital Corp.,

+1-703-286-7000/

    /Web site:  http;//www.gladstonecapital.com/

    (GLAD)



CO:  Gladstone Capital Corp.

ST:  Virginia

IN:  FIN

SU:  ERN